Exhibit 99.2

Contact:
Timothy Cunningham
eLoyalty Corporation
(847) 582 7015
ir@eloyalty.com

eLoyalty Provides Business Update
Raises fourth quarter revenue estimate, discusses progress of strategic initiatives, and updates hiring and cost reduction actions

Lake Forest, IL, January 6, 2004 – eLoyalty Corporation, a leading enterprise CRM services and solutions company (NASDAQ: ELOY), today provided an update on a variety of significant elements of its business, including:

•	fourth quarter 2003 preliminary revenue estimate and key customer wins
•	progress of Strategic Growth Initiatives
•	fourth quarter 2003 hiring
•	fourth quarter 2003 cost reduction actions, and
•	conference call to discuss fourth quarter 2003 results and business outlook.

Fourth Quarter 2003 Revenue Estimate and Key Customer Wins

The company expects that fourth quarter 2003 revenues will exceed its previous guidance of $12.0 million to $14 million. While fourth quarter results are still preliminary, the company presently expects that revenues will be approximately in the range of $14.7 million to $14.9 million. The improved revenue outlook is principally driven by better than expected performance at certain of the company’s major accounts and securing several important new customer wins.

In addition, the company presently expects its new customer count in the fourth quarter will also exceed its previous guidance of 5 to 8 new clients. This will be the third straight quarter of strong new customer acquisition and represents an expected 35% increase in customer count over the last 3 quarters.

Strategic Growth Initiatives

The company continues to make solid progress on two important strategic growth initiatives: Converged IP Contact Center Solutions (IPCC) and Managed Services.

Key indicators of this progress include:

•	being selected for two new IPCC projects in the fourth quarter of 2003
•	significantly expanding the company’s pipeline for IPCC projects for the first quarter of 2004 and beyond
•	expanding the scope of one of the company’s initial IPCC implementations, and
•	growing Managed Services revenues by approximately 19% sequentially in the fourth quarter of 2003 — on top of the 15% sequential increase in the third quarter of 2003.

Fourth Quarter 2003 Hiring

In order to support the increased demand for its technology skill sets the company hired 8 new employees in the fourth quarter of 2003. The majority of these employees are to support the significant increase in Cisco IPCC, Computer Telephony Integration (CTI) and Managed Services activities.

Fourth Quarter 2003 Cost Reductions

Notwithstanding the expected improvements in revenue and the improved pipeline, market conditions and, in particular, pricing remain very challenging. Given the need to improve financial performance and rebalance its skill sets, the company has taken additional significant cost reduction actions. These actions include personnel reductions of approximately 36 employees during the fourth quarter. The reductions were made across the company’s support functions, delivery organization and business development team. The company expects these personnel actions will reduce its annual operating expense by approximately $4.4 million, and will result in an approximately $0.9 million severance charge in the fourth quarter of 2003.

“We are cautiously optimistic that we are at the very early stage of a sustainable business recovery,” stated Kelly D. Conway, President and CEO of eLoyalty. “We also believe that we have identified and are well positioned to capitalize on several emerging service areas, which could create the basis for significant future growth. We are also mindful of the adverse impact of three years of price erosion on our gross margins. Accordingly, we will continue to cautiously invest in new growth areas while also working to reduce all non essential expenses.”

Fourth Quarter 2003 Conference Call

eLoyalty will provide an update of its financial results and business outlook during its quarterly conference call. The company will release its fourth quarter 2003 financial results after the close of market on Monday, February 9, 2004. eLoyalty management will host a conference call at 8:30 a.m. Eastern time on Tuesday, February 10, 2004.

The conference call will be available live via the Internet at the Investor Relations section of eLoyalty’s web site at www.eloyalty.com/investor_relations/. It is recommended that participants access the web site at least fifteen minutes before the conference call begins to download and install any necessary audio software.

For those who cannot access the live broadcast, a replay of the conference call will be available beginning two hours after the live call is completed until February 17, 2004 by dialing (888) 509-0081 or, for international callers, (416) 695-5275. There is no passcode for the replay.

About eLoyalty

eLoyalty is a leading management consulting, systems integration, and managed services company focused on optimizing customer interactions. With professionals in offices throughout North America and Europe, eLoyalty’s broad range of enterprise Customer Relationship Management (CRM)-related services and solutions include creating customer strategies; defining technical architectures; selecting, implementing, and integrating best-of-breed CRM software applications; and providing ongoing support for multivendor systems. The combination of eLoyalty’s methodologies and technical expertise enables eLoyalty to deliver the tangible economic benefits of customer loyalty for its Global 2000 and government clients. For more information about eLoyalty, visit www.eloyalty.com or call 877-2ELOYAL

ASSUMPTIONS UNDERLYING FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS
This news release contains forward-looking statements, including references to plans, strategies, objectives and anticipated future performance and other statements not strictly historical in nature, which are based on current management expectations, forecasts and assumptions. These forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. Such risks, uncertainties and other factors that might cause such a difference include, among others: the ability to attract new clients and continuation of existing and new business from existing clients; reliance on major clients and suppliers, increasing client concentration and maintenance of good relations with key business partners; maintenance of the company’s reputation and financial strength to remain competitive; management of the risks associated with increasingly complex client projects and new services offerings, including risks involving the variability and predictability of the number, size, scope, cost and duration of, and revenues from, client engagements, unanticipated cancellations or deferrals, collection of billed amounts, shifts from time and materials to alternative or value-based pricing and variable employee utilization rates, project personnel costs and project requirements; the company’s ability to execute its strategy of reducing costs, achieving benefits from cost reduction activities and maintaining a lower cost structure; management of growth and expansion of business with new services offerings and into new markets; continued access to capital resources to meet eLoyalty’s operating and financial needs; implementation of appropriate infrastructure in a timely and cost-effective manner; the ability to attract and retain highly skilled employees in a competitive information technology labor market; demand for CRM services and software generally and continuing intense competition in the information technology services industry generally and particularly in the provision of CRM services and software; the rapid pace of technological innovation in the information technology services industry and the ongoing challenge of creating innovative solutions that meet client expectations; risks associated with eLoyalty’s global operations; future legislative, regulatory or legal actions affecting the information technology services industry or the protection of eLoyalty’s intellectual property rights; the uncertain extent of the current economic recovery and its impact on eLoyalty’s financial results; and other general business, capital market and economic conditions and volatility. For further information about these and other risks, see eLoyalty’s recent SEC filings, including, without limitation, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as those identified under “Risk Factors” in the Registration Statement on Form S-3 filed on September 24, 2002.